SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20579

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) - July 2, 1996

                  UNITED MERCHANTS AND MANUFACTURERS, INC.
          (Exact name of registrant as specified in this charter)

      Delaware              1-3185               13-1426280
      (State or other       (Commission          (IRS Employer
      jurisdiction of       File Number)         Identification No.)
      incorporation or
      organization)

        Two Executive Drive, Fort Lee, NJ         07024
     (Address of principal executive offices)    (Zip Code)

     Registrant's telephone number, including area code: (201) 585-2100


          Item 2.   Acquisition or Disposition of Assets.

                    Effective as of July 2, 1996, Victoria
          Creations, Inc., a Rhode Island corporation (now known as Reunited Holdings, Inc. ("RHI")), the 79.8% owned subsidiary of the Company, sold substantially all of its assets and certain of its liabilities to Victoria Acquisition Group, Inc., a Rhode Island corporation (the "Purchaser"), pursuant to an Amended and Restated Asset Purchase Agreement dated as of May 31, 1996 (the "Asset Purchase Agreement"). RHI and the Company have been operating under the protection of the United States Bankruptcy Court for the Southern District of New York (the "Court") since filing a voluntary petition for Chapter 11 relief (Jointly Administered Chapter 11 Case No. 96 B 40941 (AJG)) on February 22, 1996 (the "Filing Date"). The terms and conditions of the Asset Purchase Agreement were approved in all respects by an Order of the Court entered June 24, 1996.

                    In accordance with the terms of the Asset
          Purchase Agreement, RHI sold, free and clear of all liens, claims, interests, encumbrances, obligations and liabilities (other than those assumed by the Purchaser, the "Assumed Liabilities") substantially all of the assets used in its business, including, inter alia, all of RHI's trademarks, licenses and license agreements, accounts receivable, inventory, machinery and equipment, customer lists, and goodwill, but excluding the assets used in the operation of RHI's design services business, cash on hand and certain other rights enumerated in the Asset Purchase Agreement, for a purchase price of approximately $24,517,460 (the "Purchase Price"), subject to certain adjustments as described in the Asset Purchase Agreement. The Purchase Price consisted of (i) $4,966,724 in cash, (ii) assumption by the Purchaser of the entire debt up to and including the Filing Date (including all principal and interest and any penalties thereon) owed by the Company to Foothill Capital Corp. (the "Foothill Debt"), and (iii) assumption by the Purchaser of the Assumed Liabilities. The Purchase Price was the result of arm's length negotiations between RHI and the Purchaser and was determined to be "fair and reasonable" by the Court.

                    As part of the transaction, the Purchaser obtained the release of RHI and the Company from certain obligations respecting the Foothill Debt, including the Company's guaranty of the Foothill Debt. In addition, the name "Victoria Creations, Inc." was included in the assets sold and, accordingly, RHI has filed Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Rhode Island in order to change its name to "Reunited Holdings, Inc."

                    Robert Andreoli, a principal of the Purchaser, is the original owner and founder of RHI. Mr. Andreoli sold the business to Jonathan Logan in 1984 which in turn was acquired by the Company later that year. Mr.
          Andreoli's son, Richard Andreoli, has served as an executive of RHI since 1982.

                    The Asset Purchase Agreement and the Order
          Under 11 U.S.C. ss.ss. 105(a), 363(b), (f), (m), and 365, and
          Fed. R. Bankr. P. 2002, 6004, and 6006 (i) Approving
          Asset Purchase Agreement with Victoria Acquisition Group, Inc., (ii) Authorizing Sale of Substantially All Assets of Victoria Creations, Inc., (iii) Authorizing Assumption and Assignment of Executory Contracts and Leases, and
          (iv) Granting Related Relief entered by the Court on June
          24, 1996 are annexed hereto as Exhibit 2.1 and Exhibit
          2.2, respectively, and incorporated herein by reference.
          On July 3, 1996, the Company issued a press release describing the sale of the assets, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

          Item 3.   Bankruptcy or Receivership.

                    On February 22, 1996, the Company and its 79.8% owned operating subsidiary, Victoria Creations, Inc. ("VCI"), each filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code, 11
          U.S.C. ss.ss. 101-1330, as amended (the "Bankruptcy Code"). On February 23, 1996, the Company issued a press release announcing that it filed a petition for relief under Chapter 11. The February 23, 1996 press release is annexed hereto as Exhibit 99.2 and is incorporated herein by reference.

                     The Company's bankruptcy case was assigned to the Honorable Arthur J. Gonzalez and designated as Case No. 96 B 40941. VCI's bankruptcy case was assigned to the Honorable Arthur J. Gonzalez and designated as Case No. 96 B 40940. The cases are jointly administered and consolidated for procedural purposes only pursuant to an order entered on February 22, 1996. The Company continues to operate its business and manage its property as a debtor-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

          Item 7.  Pro Forma Financial Statements and Exhibits.

          (b)  Pro Forma Financial Information.

                    The required pro forma financial information is attached hereto on pages F-1 through F-5.

          (c)  Exhibits.

          2.1 Amended and Restated Asset Purchase Agreement dated as of May 31, 1996 among Victoria
                    Acquisition Group, Inc. and Victoria Creations,
                    Inc.

          2.2       Order Under 11 U.S.C. ss.ss. 105(a), 363(b), (f),
                    (m), and 365, and Fed. R. Bankr. P. 2002, 6004,
                    and 6006 (i) Approving Asset Purchase Agreement with Victoria Acquisition Group, Inc., (ii) Authorizing Sale of Substantially All Assets of Victoria Creations, Inc., (iii) Authorizing Assumption and Assignment of Executory
                    Contracts and Leases, and (iv) Granting Related Relief entered by the Court on June 24, 1996.

          99.1 Press release dated July 3, 1996, describing the sale of the assets.

          99.2      Press release dated February 23, 1996,
                    announcing that the Company filed a petition for relief under Chapter 11.


                                  Signature

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  July 16, 1996    United Merchants and Manufacturers,
                                      Inc.

                                   By /s/Norman R. Forson
                                     Name:  Norman R. Forson
                                     Title: Senior Vice President



          (b)  Pro Forma Financial Information                       Page

          Pro Forma Financial Information - Condensed Balance
          Sheet as of March 31, 1996

          Pro Forma Financial Information - Condensed Statement of Operations for the year ended June 30, 1995 and the nine months ended March 31, 1996



                                EXHIBIT INDEX

          Exhibit                                                     Page

          2.1 Amended and Restated Asset Purchase Agreement dated as of May 31, 1996 among Victoria
                    Acquisition Group, Inc. and Victoria Creations,
                    Inc.

          2.2       Order Under 11 U.S.C. ss.ss. 105(a), 363(b), (f),
                    (m), and 365, and Fed. R. Bankr. P. 2002, 6004,
                    and 6006 (i) Approving Asset Purchase Agreement with Victoria Acquisition Group, Inc., (ii) Authorizing Sale of Substantially All Assets of Victoria Creations, Inc., (iii) Authorizing Assumption and Assignment of Executory
                    Contracts and Leases, and (iv) Granting Related Relief entered by the Court on June 24, 1996.

          99.1 Press release dated July 3, 1996 describing the sale of the assets.

          99.2      Press release dated February 23, 1996,
                    announcing that the Company filed a petition for relief under Chapter 11.





     UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.

     PRO FORMA FINANCIAL STATEMENTS:

     The following pro forma financial statements reflect the sale on July 1, 1996 by the Company's 79%-owned subsidiary of most of its operating assets for proceeds of $5.0 million in cash and the assumption by the purchaser of $19.55 million of the subsidiary's liability to its senior secured lender. The subsidiary simultaneously used a portion of the cash proceeds to payoff the balance owed to its senior secured lender.

     The sale of these operating assets resulted in a non-cash loss to the subsidiary of approximately $25 million. The Company's portion of such loss (approxi-mately $23 million) will be included in the Company's financial statements for the quarter and year ended June 30, 1996.


     UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.

     Pro Forma Balance Sheet

     The following pro forma condensed balance sheet reflects the sale on July 1, 1996 by the Company's
     79%-owned subsidiary of most of its operating assets as if the sale had occurred on March 31, 1996.

                                                (000 omitted)
                                  --------------------------------------
                                                 PRO FORMA
                                                ADJUSTMENTS
                                           --------------------
                                       AS      ASSETS           PRO FORMA
         MARCH 31, 1996             REPORTED    SOLD   PROCEEDS  ADJUSTED
                                   --------- --------- --------- --------
                    ASSETS
         Current Assets:
          Cash.......................  $812             $5,000    $5,620
                                                          (192)
          Receivables, net .......... 9,590   ($8,704)               886
          Inventories................17,392   (17,392)                 0
          Other current assets....... 1,469    (1,335)               134
                                   --------- --------- --------- -------
             Total Current Assets   $29,263  ($27,431)  $4,808    $6,640

         Property, plant & equipment.$7,237   ($5,306)            $1,931
          Less depreciation..........(5,440)    4,190            (1,250)
                                   --------- --------- --------- -------
                Net Property, Plant
                       and equipment $1,797   ($1,116)      $0      $681

         Other Assets:
          Goodwill..................$20,121  ($20,168)               (47)
          Other...................... 4,582      (780)             3,802
                                   --------- --------- --------- -------
                Total Other Assets  $24,703  ($20,948)      $0    $3,755
                                   --------- --------- --------- -------
                     Total Assets   $55,763  ($49,495)  $4,808   $11,076
                                    ========= ========= ======== =======

         LIABILITIES AND STOCKHOLDERS' EQUITY
         Current Liabilities:
          Accounts payable...........  $465                         $465
          Accrued expenses........... 2,172                        2,172
                                   --------- --------- --------- -------
           Total Current Liablilties $2,637        $0       $0    $2,637

         Liabilities subject to compromise:
          Accounts payable...........$5,824                       $5,824
          Accrued expenses...........   962                          962
          Long-term debt.............55,693                       55,693
          Other long-term liabilities 5,976                        5,976
                                   --------- --------- --------- -------
          Total Liabilities Subject
                     to Compromise  $68,455        $0       $0   $68,455

         Secured long-term debt..... 27,099            (19,551)    7,356
                                                          (192)
         Other long-term liabilities. 2,613                        2,613

         Minority interest........... 1,862             (1,862)        0

         Stockholders' Equity:
          Before sale..............($46,903)                    ($46,903)
          Loss on sale...............        ($49,495) $26,413   (23,082)
                                   --------- --------- --------- --------
        Total Stockholders' Equity ($46,903) ($49,495) $26,413  ($69,985)
                                   --------- --------- --------- --------
       Total Liabilities and Equity $55,763  ($49,495)  $4,808   $11,076
                                   ========= ========= ========= ========


     UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.

     Pro Forma Statement of Operations

     The following pro forma condensed statements of
     operations reflect the sale on July 1, 1996 by the
     Company's 79%-owned subsidiary of most of its operating
     assets as if the sale had occurred on July 1, 1994.  The
     pro forma adjustments column deletes the results of
     operations of the operating assets sold.
                                                     (000 omitted)
                                            -----------------------------
                                                       PRO FORMA
                                                 AS     ADJUST-  PRO FORMA
         YEAR ENDED JUNE 30, 1995:            REPORTED   MENTS    ADJUSTED
                                             --------- --------- ---------
         Net sales............................$59,493  ($49,563)   $9,930
         Cost of sales........................(34,814)   27,805    (7,009)
         Selling, general and administrative                            0
          expenses............................(30,079)   19,049   (11,030)
         Amortization of goodwill..............  (720)      720         0
         Loss on termination of operations.....  (513)               (513)
                                             --------- --------- ---------
                      Operating Loss          ($6,633)  ($1,989)  ($8,622)

         Interest expense.....................(11,007)    3,347    (7,660)
         Other Income (expense)................   (25)      (50)      (75)
         Loss on sale of operation.............  (835)               (835)
         Minority interest.....................   270      (270)        0
         Income taxes..........................  (100)       25       (75)
                                             --------- --------- ---------
         Net Loss from Continuing Operations ($18,330)   $1,063  ($17,267)

         Dividends applicable to
                   Preferred Shares. .......... 4,500               4,500
                                             ---------           ---------
         Net Loss from Continuing Operations
          Applicable to Common Shares        ($22,830)           ($21,767)
                                              =========           =========

         Average common shares outstanding.....17,845              17,845

         Net Loss from Continuing Operations
                    per Common Share           ($1.28)             ($1.22)


     UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.

     Pro Forma Statement of Operations

                                                     (000 omitted)
                                            ------------------------------
                                                       PRO FORMA
                                                 AS     ADJUST-  PRO FORMA
         NINE MONTHS ENDED MARCH 31, 1996:   REPORTED    MENTS    ADJUSTED
                                             --------- --------- ---------
         Net sales............................$37,607   ($37,226)     $381
         Cost of sales........................(19,781)    19,737       (44)
         Selling, general and administrative
          expenses........................... (18,218)    14,098    (4,120)
         Amortization of goodwill..............  (540)       540         0
                                             ---------  --------- ---------
                    Operating Income            ($932)   ($2,851)  ($3,783)

         Interest expense......................(4,882)     1,690    (3,192)
         Gain from reduction of liability
          for postretirement benefits other
          than pensions........................14,726               14,726
         Gain on sale of assets not
          used in operations................... 5,121                5,121
         Other income..........................   436        (20)      416
         Minority interest.....................  (238)       238         0
         Reorganization expenses...............   (25)                 (25)
         Income taxes..........................   (75)        19       (56)
                                             --------- --------- ---------
                        Net Earnings          $14,131      ($924)  $13,207

         Dividends applicable to
                   Preferred Shares. .......... 3,375                3,375
                                             ---------           ---------
         Net Earnings Applicable to
                       Common Shares          $10,756               $9,832
                                             =========           =========


         Average common shares outstanding.....17,845               17,845

         Net Earnings per Share................ $0.60                $0.55